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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of report (Date of earliest event reported): July 16, 1999

                     Philadelphia Consolidated Holding Corp.
               (Exact Name of Registrant as Specified in Charter)

           Pennsylvania                 0-22280             23-2202671
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   (State or Other Jurisdiction       (Commission         (IRS Employer'
         of Incorporation)            File Number)      Identification No.)


          One Bala Plaza, Suite 100, Bala Cynwyd, PA           19004
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           (Address of Principal Executive Offices)          (Zip Code)



       Registrant's telephone number, including area code: (610) 617-7900
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         Registrant's Form 8-K as filed with the Securities and Exchange
Commission on July 29, 1999 ("Form 8-K"), originally indicated that the financial and pro forma financial information required to be filed therewith would be filed not later than 60 days after July 29, 1999. Accordingly, this Amendment No. 1 to Form 8-K amends and modifies Item 7 of the Form 8-K to read in its entirety as follows:

Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements of Business Acquired

                  The business acquired does not, under the provisions of Item 7 of Form 8K, require the filing of financial statements, since the assets acquired do not meet the definition of "a significant amount of assets", as defined in instruction 4
                  Item 2 of Form 8K. Therefore this information is not being filed.

         (b)      Pro Forma Financial Information

                  The business acquired does not, under the provisions of Item 7 of Form 8K, require the filing of pro forma financial information, since the assets acquired do not meet the definition of "a significant amount of assets", as defined in instruction 4 Item 2 of Form 8K. Therefore, this information is not being filed.

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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Philadelphia Consolidated Holding Corp.


Dated: September 24, 1999         By:  /s/ Craig P. Keller
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                                       Craig P. Keller
                                       Senior Vice President, Secretary,
                                       Treasurer and Chief Financial Officer